Exhibit 99.2

TIME INC.
2014 TRENDING SCHEDULES
BASIS OF PRESENTATION

Time Inc. utilizes Adjusted Operating Income Before Depreciation and Amortization ("Adjusted OIBDA"), among other measures, to evaluate the performance of its business. Adjusted OIBDA is defined as Operating Income less Depreciation and Amortization ("OIBDA") and adjusted for impairments of Goodwill, intangibles, fixed asset and investments; Restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments; and Other costs related to mergers, acquisitions, investments and dispositions.

Free Cash Flow is defined as Cash provided by (used in) operations less Capital expenditures. The company uses Free Cash Flow to evaluate its business and this measure is considered an important indicator of the company's liquidity, including its ability to reduce net debt, make strategic investments, and pay dividends to common stockholders.

We believe that the presentation of OIBDA, Adjusted OIBDA, and Free Cash Flow helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business and helps investors evaluate our ability to service our debt.

Some limitations of OIBDA, Adjusted OIBDA, and Free Cash Flow are that they do not reflect certain charges that affect the operating results of the company’s business and they involve judgment as to whether items affect fundamental operating performance.

A general limitation of these measures is that they are not prepared in accordance with U.S. generally accepted accounting principles and may not be comparable to similarly titled measures of other companies due to differences in methods of calculation and excluded items. OIBDA, Adjusted OIBDA, and Free Cash Flow should be considered in addition to, not as a substitute for, the company’s Operating income (loss), Net income (loss) and various cash flow measures (e.g., Cash provided by (used in) operations), as well as other measures of financial performance and liquidity reported in accordance with U.S. generally accepted accounting principles.

Certain prior period amounts have been reclassified to conform to the current period presentation.

The pro forma share information presented herein gives effect to the issuance of 108.94 million common shares of the company in connection with the spin-off of the company from Time Warner as if it had occurred at the beginning of each period presented through the date of the spin-off, June 6, 2014.

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED BALANCE SHEETS
(In millions, except share amounts; Unaudited)

	2012				2013				2014
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31
ASSETS
Current assets
Cash and cash equivalents	$94	$116	$88	$81	$70	$69	$63	$46	$51	$204	$325	$519
Receivables, less allowances	507	497	468	588	530	520	502	489	414	383	407	488
Inventories, net of reserves	94	89	94	83	98	99	71	56	63	62	59	48
Deferred tax assets	100	89	85	82	82	82	82	75	75	98	99	84
Prepaid expenses and other current assets	70	71	67	52	73	84	96	97	133	113	125	113
Assets held for sale	—	—	—	—	—	—	—	—	—	51	4	4
Total current assets	865	862	802	886	853	854	814	763	736	911	1,019	1,256
Property, plant and equipment, net	620	599	588	576	544	529	521	534	494	475	442	369
Intangible assets subject to amortization, net	501	491	483	638	627	617	608	582	1,150	1,130	1,108	1,085
Intangible assets not subject to amortization	800	799	799	637	636	636	637	586	—	—	—	—
Goodwill	3,142	3,134	3,145	3,150	3,123	3,123	3,132	3,162	3,174	3,163	3,143	3,117
Other assets	46	48	50	48	45	45	44	47	72	78	88	73
Total assets	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626	$5,757	$5,800	$5,900
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$425	$472	$462	$531	$454	$495	$514	$534	$499	$564	$596	$621
Deferred revenue	535	510	494	485	509	486	463	449	468	437	438	458
Current portion of long-term debt	—	—	—	—	—	—	—	—	—	7	7	7
Liabilities held for sale	—	—	—	—	—	—	—	—	—	12	—	—
Total current liabilities	960	982	956	1,016	963	981	977	983	967	1,020	1,041	1,086
Long-term debt	34	35	35	36	36	37	37	38	38	1,370	1,369	1,368
Deferred tax liabilities	292	292	305	313	306	315	326	313	298	296	291	313
Deferred revenue	151	145	141	137	140	133	128	135	129	122	118	94
Other noncurrent liabilities	143	134	138	149	146	135	130	163	213	191	188	168
Commitments and contingencies
Stockholders' Equity
Common stock, $0.01 par value, 400 million shares authorized	—	—	—	—	—	—	—	—	—	1	1	1
Preferred stock, $0.01 par value, 40 million shares authorized; none issued	—	—	—	—	—	—	—	—	—	—	—	—
Additional paid-in-capital	—	—	—	—	—	—	—	—	—	12,654	12,669	12,665
Time Warner investment	4,523	4,498	4,430	4,429	4,431	4,392	4,332	4,158	4,079	—	—	—
Accumulated deficit	—	—	—	—	—	—	—	—	—	(9,819)	(9,771)	(9,626)
Accumulated other comprehensive loss, net	(129)	(153)	(138)	(145)	(194)	(189)	(174)	(116)	(98)	(78)	(106)	(169)
Total stockholders' equity	4,394	4,345	4,292	4,284	4,237	4,203	4,158	4,042	3,981	2,758	2,793	2,871
Total liabilities and stockholders' equity	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626	$5,757	$5,800	$5,900

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(In millions, except per share amounts; Unaudited)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Revenues
Advertising
Print and other advertising	$332	$411	$371	$449	$1,563	$322	$382	$368	$455	$1,527	$318	$387	$363	$409	$1,477
Digital advertising	51	61	66	78	256	67	66	62	85	280	72	74	65	87	298
Total Advertising	383	472	437	527	1,819	389	448	430	540	1,807	390	461	428	496	1,775
Circulation
Subscription	179	180	179	210	748	166	174	176	205	721	180	171	174	191	716
Newsstand	107	108	115	117	447	88	95	105	101	389	86	83	98	89	356
Other circulation	3	4	3	5	15	4	4	4	7	19	4	4	7	8	23
Total Circulation	289	292	297	332	1,210	258	273	285	313	1,129	270	258	279	288	1,095
Other	101	94	104	108	407	90	112	103	113	418	85	101	114	111	411
Total revenues	773	858	838	967	3,436	737	833	818	966	3,354	745	820	821	895	3,281
Operating expenses
Costs of revenues
Production costs	184	202	192	217	795	171	182	182	244	779	175	191	180	196	742
Editorial costs	118	118	113	118	467	110	107	109	117	443	108	111	113	103	435
Other	16	17	30	19	82	19	30	31	20	100	23	26	29	26	104
Total Costs of revenues	318	337	335	354	1,344	300	319	322	381	1,322	306	328	322	325	1,281
Selling, general and administrative expenses	379	379	340	378	1,476	361	359	345	381	1,446	375	384	357	368	1,484
Amortization of intangible assets	9	9	9	9	36	10	10	10	12	42	19	20	19	20	78
Restructuring and severance costs	6	12	6	3	27	53	1	4	5	63	115	55	(6)	28	192
Asset impairments	—	—	—	6	6	—	—	—	79	79	26	—	—	—	26
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	26	—	—	26
Depreciation	23	24	22	22	91	22	20	22	21	85	24	28	25	24	101
(Gain) loss on operating assets	42	—	(1)	(5)	36	—	—	—	(13)	(13)	—	—	(2)	(85)	(87)
Total operating expenses	777	761	711	767	3,016	746	709	703	866	3,024	865	841	715	680	3,101
Operating income (loss)	(4)	97	127	200	420	(9)	124	115	100	330	(120)	(21)	106	215	180
Interest expense, net	1	—	1	1	3	1	—	1	1	3	1	11	19	20	51
Other expense (income), net	2	1	—	—	3	—	3	—	(2)	1	(5)	1	3	7	6
Income (loss) before income taxes	(7)	96	126	199	414	(10)	121	114	101	326	(116)	(33)	84	188	123
Income tax provision (benefit)	4	34	42	71	151	(2)	46	46	35	125	(42)	(1)	36	43	36
Net income (loss)	$(11)	$62	$84	$128	$263	$(8)	$75	$68	$66	$201	$(74)	$(32)	$48	$145	$87
Basic net income (loss) per common share	$(0.10)	$0.57	$0.77	$1.17	$2.41	$(0.07)	$0.69	$0.62	$0.61	$1.85	$(0.68)	$(0.30)	$0.44	$1.33	$0.80
Diluted net income (loss) per common share	$(0.10)	$0.57	$0.77	$1.17	$2.41	$(0.07)	$0.69	$0.62	$0.61	$1.85	$(0.68)	$(0.30)	$0.44	$1.32	$0.80
Weighted average basic common shares outstanding(1)	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.97	109.15	109.13	109.10
Weighted average diluted common shares outstanding(1)	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.97	109.74	110.01	109.52
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(1)
The pro forma share information presented herein gives effect to the issuance of 108.94 million common shares of the company in connection with the spin-off of the company from Time Warner as if it had occurred at the beginning of each period presented through the date of the spin-off, June 6, 2014.

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(In millions; Unaudited)

	2012				2013				2014
	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31
OPERATING ACTIVITIES
Net income	$(11)	$51	$135	$263	$(8)	$67	$135	$201	$(74)	$(106)	$(58)	$87
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	32	65	96	127	32	62	94	127	43	91	135	179
Amortization of deferred financing costs and discounts on indebtedness	—	—	—	—	—	—	—	—	—	—	1	3
Asset impairments	—	—	—	6	—	—	—	79	26	26	26	26
Goodwill impairment	—	—	—	—	—	—	—	—	—	26	26	26
(Gain) loss on sale of operating assets	—	—	—	—	—	—	—	—	—	—	(2)	(87)
(Gain) loss on investments and other assets, net	42	42	41	36	—	—	—	—	1	—	—	—
Loss on equity method of investee companies, net of cash distributions	1	2	2	4	1	2	3	2	2	2	4	12
Share-based compensation expense relating to equity classified awards	16	25	32	39	7	9	13	18	2	10	25	35
Deferred income taxes	2	5	17	32	(5)	3	13	28	(11)	(11)	(17)	(23)
Changes in operating assets and liabilities	(13)	2	9	(46)	(28)	(25)	(11)	(37)	11	42	30	23
Cash provided by (used in) operations	69	192	332	461	(1)	118	247	418	—	80	170	281
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	(1)	(6)	(8)	(8)	(1)	(2)	(3)	10	(12)	(29)	(29)	(38)
Capital expenditures	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)	(23)	(30)	(41)
Proceeds from dispositions	15	15	16	16	—	—	—	1	—	—	41	176
Cash provided by (used in) investing activities	8	(3)	(12)	(26)	(7)	(14)	(22)	(23)	(19)	(52)	(18)	97
FINANCING ACTIVITIES
Proceeds from the issuance of debt	—	—	—	—	—	—	—	—	—	1,377	1,377	1,377
Financing costs	—	—	—	—	—	—	—	—	—	(13)	(13)	(13)
Principal payments on Term Loan	—	—	—	—	—	—	—	—	—	—	(2)	(4)
Excess tax benefits from share-based compensation arrangements	12	12	11	16	18	26	30	34	12	—	—	—
Dividends paid	—	—	—	—	—	—	—	—	—	—	—	(21)
Transfer to Time Warner in connection with Spin-Off	—	—	—	—	—	—	—	—	—	(1,400)	(1,400)	(1,400)
Net transfers from (to) Time Warner	(90)	(180)	(338)	(465)	(21)	(142)	(273)	(464)	12	166	166	159
Cash provided by (used in) financing activities	(78)	(168)	(327)	(449)	(3)	(116)	(243)	(430)	24	130	128	98
Effect of exchange rate changes on Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	(1)	(3)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1)	21	(7)	(14)	(11)	(12)	(18)	(35)	5	158	279	473
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	95	95	95	95	81	81	81	81	46	46	46	46
CASH AND CASH EQUIVALENTS, END OF PERIOD	$94	$116	$88	$81	$70	$69	$63	$46	$51	$204	$325	$519

Free Cash Flow:
Cash provided by (used in) operations	$69	$192	$332	$461	$(1)	$118	$247	$418	$—	$80	$170	$281
Less capital expenditures	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)	(23)	(30)	(41)
Free Cash Flow(1)	$63	$180	$312	$427	$(7)	$106	$228	$384	$(7)	$57	$140	$240
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(1)	Free cash flow is defined as Cash provided by (used in) operations less Capital expenditures.

TIME INC.
2014 TRENDING SCHEDULES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA
(In millions; Unaudited)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating income (loss)	$(4)	$97	$127	$200	$420	$(9)	$124	$115	$100	$330	$(120)	$(21)	$106	$215	$180
Depreciation	23	24	22	22	91	22	20	22	21	85	24	28	25	24	101
Amortization of intangible assets	9	9	9	9	36	10	10	10	12	42	19	20	19	20	78
OIBDA(1)	28	130	158	231	547	23	154	147	133	457	(77)	27	150	259	359
Asset impairments	—	—	—	6	6	—	—	—	79	79	26	—	—	—	26
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	26	—	—	26
Restructuring and severance costs	6	12	6	3	27	53	1	4	5	63	115	55	(6)	28	192
(Gain) loss on operating assets	42	—	(1)	(5)	36	—	—	—	(13)	(13)	—	—	(2)	(85)	(87)
Pension settlements and curtailments(2)	—	—	—	—	—	—	—	—	—	—	—	—	—	1	1
Other costs(3)	1	—	—	—	1	—	—	1	—	1	—	5	2	—	7
Adjusted OIBDA(4)	$77	$142	$163	$235	$617	$76	$155	$152	$204	$587	$64	$113	$144	$203	$524
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(1)	OIBDA is defined as operating income (loss) less depreciation and amortization.

(2)	Pension settlement charges in connection with our domestic pension plan are included within Selling, general and administrative expenses within the Statements of Operations.

(3)	Other costs are primarily transaction costs related to acquisitions and dispositions during the periods presented.

(4)
Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangibles, fixed assets and investments; Restructuring and severance costs; gains or losses on operating assets; pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions, investments and dispositions.